LEAK OUT AGREEMENT

THIS AGREEMENT, made as of this 20th day of June, 2006 (this "Agreement") by and between KMA Capital Partners, Inc. and KMA Capital Partners, Ltd., 7658 Municipal Dr., Orlando, Florida, 32819 (referred to as the "KMA"); and Charles Giannetto, Orlando, Florida ("Giannetto"); and James E. Jenkins, Orlando, Florida ("Jenkins"). KMA, Giannetto, and Jenkins collectively referred to as Shareholders;

AND

Sovereign Exploration Associates International Inc., 503 Washington Ave, Suite 2D, Newtown PA, 18940 ("SEAI" or "SVXA"). Shareholders and SVXA collectively referred to as Parties.

WHEREAS, the Parties entered into a Settlement Agreement and General Release (the "Settlement Agreement") of even date whereby SVXA conveyed to the Shareholders 910,000 shares of Rule 144 common shares of SVXA with an issue date of January 18, 2006 (collectively "the January Shares"),

AND

WHEREAS, KMA currently owns 400,000 shares of SVXA common stock ("the October Shares"), which represents the balance of the block of shares issued to KMA by Cali Holdings, Inc. on or about October 5, 2005; whereas the October Shares are represented by two certificates of 200,000 shares each; whereas the transfer agent, Transfer On-Line, currently has a "stop" on the October Shares; whereas 200,000 of the October Shares are being held at E*Trade, and the other 200,000 are in a certificate being held by KMA, which certificate will be delivered to E*Trade pursuant to the terms of the Settlement Agreement; and

WHEREAS, SVXA is a business development company governed under the 1940 Act trading on the NASDAQ Bulletin Board Exchange, and

WHEREAS, the Parties agreed as part of the Settlement Agreement that it is in the best interest of all Parties, and the shareholders of SVXA, to protect the share price of SVXA, and

WHEREAS, the Parties further agreed to permit the Shareholders to liquidate Shares in a controlled manner and the Parties wish to reduce said discussions to writing in this Agreement.

NOW, THEREFORE in consideration of Ten Dollars and other good and valuable consideration, including the promises and covenants in this Agreement and the Settlement Agreement; the sufficiency of which is acknowledged, the Parties hereby agree as follows:

1. The Parties agree that the above mentioned October Shares may be sold as follows:

   A. SVXA is hereby granted an exclusive option to buy back any and all of the October Shares at different times and in different amounts during the thirty (30) day period commencing upon the execution of this Agreement. The purchase price for the

October Shares under this buy back right shall be the greater of $0.60 per share or the "market price per share." The "market price per share" for purposes of this buy back right shall be equal to the average of the Bid and ASK price of SVXA at the close of the market as quoted on the Bulletin Board Exchange for the previous five (5) business days prior to the purchase date. The "purchase date" for the October Shares shall be defined as the day preceding the last business day before a wire transfer for said purchase is made to the Stock Escrow Agent or the day preceding the last business day before a purchase check is sent registered mail to the Stock Escrow Agent. This buy back right shall expire simply by the passage of time (i.e. the expiration of the thirty-day period described in this paragraph 1A.) and without notice to either Party.

B. If SVXA elects to exercise its buy back rights to the October shares, SVXA must provide written notice(s) to KMA (and the Stock Escrow Agent) of the number of shares being purchased, the purchase date, the per share price, and the total purchase price for said shares. Said written notice of repurchase must be provided prior to, or simultaneously with, the payment of the purchase price. SVXA's purchase of the October Shares pursuant to the buy back right under this Agreement must be paid by a wire transfer(s) to the Stock Escrow Agent on or before thirty-days from the execution of this Agreement and/or by check(s) (mailed registered mail to the Stock Escrow Agent and post dated on or before thirty-days from the execution of this Agreement) in the amount of the purchase price for the shares being purchased. SVXA can purchase in multiple traunches up to the maximum of 400,000 shares (the October Shares) during the buy back period (i.e. during the 30 day period commencing upon execution of this Agreement).

C. During the thirty (30) day buy back period set forth in paragraph 1A. and 1B. above, and for five (5) days thereafter if notice of buy back has been given, KMA will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the October Shares except to SVXA pursuant to the buy back provision in this Agreement. In the event SVXA does not buy back the October Shares within the time period provided under paragraph 1A. and 1B., then KMA shall be free to sell or otherwise transfer the remaining October Shares not repurchased by SVXA with the following restriction: Shareholders agree that they shall be restricted from selling on any day more than 10% of the daily trading volume of SVXA shares. The "daily trading volume" shall be determined by the average number of shares sold over the twenty-day trading period ending on the Friday of the week that precedes the sale. The "daily trading volume" shall remain fixed for any subsequent sale or successive sales of the October Shares except that it will be recalculated if the Shareholders discontinue selling for five (5) consecutive trading days. If the Shareholders sell or otherwise transfer any of the October Shares in a private sale, the buyer or other recipient of the shares in that private sale will be bound by the above leak-out restrictions with respect to the shares purchased in the private sale; and the Shareholders will provide a copy of this Leak Out Agreement to any such private buyer. The Shareholders will provide SVXA weekly trading records for all SVXA transactions on the Monday that follows any week that Shareholders sell any or all of

the October Shares (the Shareholders report of transactions shall be provided by e-mail to SVXA's President Robert D. Baca at bbaca@sea-int.com, and by a notice in accordance with the notice provision of this Agreement).

D. As used in this Agreement, the term "Stock Escrow Agent" shall refer to Lowndes, Drosdick, Doster, Kantor & Reed, P.A., 215, North Eola Drive, Orlando, FL 32801, under the escrow agreement attached to the Settlement Agreement as Exhibit C (the "Escrow Agreement"). The Stock Escrow Agent will be required to (i) cause KMA to order out from E*Trade any and all shares purchased by SVXA pursuant to the buy back right set forth in this paragraph 1, and (ii) to cause said shares to be delivered to SVXA's offices at 503 Washington Ave, Suite 2D, Newtown, PA 189*0 in accordance with paragraph 4 of the Escrow Agreement. In the event of any conflict between the terms of the Escrow Agreement and this Agreement insofar as the duties, responsibilities and liabilities of Stock Escrow Agent are concerned, the Escrow Agreement shall control.

2. The Parties agree that the above mentioned January Shares may be sold as follows:

A. SVXA is hereby granted an exclusive option to buy back any and all of the January Shares at different times and in different amounts during the thirty (30) day period commencing upon the expiration of the one year Rule 144 holding period (i.e., commencing upon January 18, 2007). The purchase price for the January Shares under this buy back right shall the greater of $0.60 per share or the "market price per share." The "market price per share" for purposes of this buy back right shall be equal to the average of the Bid and ASK price of SVXA at the close of the market as quoted on the Bulletin Board Exchange for the previous five (5) business days prior to the purchase date. The "purchase date" for the January shares shall be defined as the day preceding the last business day before a wire transfer for said purchase is made to the Stock Escrow Agent or the day preceding the last business day before a purchase check is sent registered mail to the Stock Escrow Agent. This buy back right shall expire simply by the passage of time (i.e. the expiration of the thirty-day period described in this paragraph 2A.) and without notice to either Party. Prior to January 18, 2007, SVXA has the Right of First Refusal described below, but not a buy back right.

B. During the Rule 144 holding period (i.e., up through January 17, 2007), SVXA shall have a Right of First Refusal to match any bona-fida private sale offers that KMA, Jenkins, or Giannetto may receive for the sale of the January Shares then held by them (it being understood that because the January Shares are Rule 144 stock, no public sale can occur during this period; and further, it being understood and agreed that any private sale must be a permitted transaction under Rule 144). KMA, Jenkins, or Giannetto must provide SVXA prompt notice of the terms of a private sale offer (the purchaser, the number of shares being purchased, the purchase date, the per share price, and the total purchase price for said shares) and a complete copy of said offer. If SVXA elects to exercise this Right of First Refusal to purchase the January Shares, it must provide written notice(s) to KMA, Jenkins, or Giannetto,

within 10 days of its receipt of the notice of private sale offer, of its intention to match the private sale offer, stating the number of shares being purchased, the purchase date, the per share price, and the total purchase price for said shares. SVXA's notice of exercise of this right of first refusal must be provided prior to, or simultaneously with, the payment of the purchase price. SVXA's purchase of the January Shares pursuant to this Right of First Refusal under this Agreement must be paid by a wire transfer(s) to the Stock Escrow Agent within 10 days of the exercise notice.

C. If SVXA elects to exercise its buy back right to the January Shares under 2A, SVXA must provide written notice(s) to KMA, Jenkins and Giannetto (and the Stock Escrow Agent) of the number of shares being purchased, the purchase date, the per share price, and the total purchase price for said shares. Said written notice of repurchase must be provided prior to, or simultaneously with, the payment of the purchase price. SVXA's purchase of the January Shares pursuant to the buy back right under this Agreement must be paid by a wire transfer(s) to the Stock Escrow Agent on or before February 16, 2007, or by check(s) (mailed registered mail to the Stock Escrow Agent and post dated on or before February 16, 2007) in the amount of the purchase price for the shares being purchased. SVXA can purchase in multiple traunches up to the maximum of 910,000 shares (the January Shares) during the buy back period (i.e. during the 30 day period commencing upon January 18, 2007). The January Shares shall be purchased in equal amounts from the Shareholders (e.g., if 30,000 shares are re-purchased by SVXA, 10,000 of the January Shares will be bought from each of KMA, Jenkins and Giannetto).

D. During the thirty (30) day buy back period set forth in paragraph 2A. above, and for five (5) days thereafter if notice of buy back has been given, the Shareholders will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the January Shares except to SVXA pursuant to the buy back provision in this Agreement. In the event SVXA does not buy back the January Shares within the time period provided under paragraph 2A., then Shareholders shall be free to sell or otherwise transfer the remaining January Shares not repurchased by SVXA with the following restriction: the Shareholders agree that they shall be restricted from selling on any day more than 10% of the daily trading volume of SVXA shares. The "daily trading volume" shall be determined by the average number of shares sold over the twenty-day trading period ending on the Friday of the week that precedes the sale. The "daily trading volume" shall remain fixed for any subsequent sale or successive sales of the January Shares except that it will be recalculated if the Shareholders discontinue selling for five (5) consecutive trading days. If the Shareholders sell or otherwise transfer any of the January Shares in a private sale, the buyer or other recipient of the shares in that private sale will be bound by the above leak-out restrictions with respect to the shares purchased in the private sale; and the Shareholders will provide a copy of this Leak Out Agreement to any such private buyer. Shareholders will provide SVXA weekly trading records for all SVXA transactions the Monday that follows any week that Shareholders sell SVXA shares (the Shareholders report of transactions shall be provided by e-mail to SVXA's

President Robert D. Baca at bbaca@sea-int.com, and by a notice in accordance with the notice provision of this Agreement).

E. *Covenants Relating to Rule 144. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "Commission") which permit the sale of the SVXA's securities to the public without registration pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), SVXA agrees to do the following:*

(i) To make and keep at all times public information available in accordance with Rule 144 under the Securities Act;

(ii) To file with the Commission in a timely manner all reports and other documents required to be filed by SVXA under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); *provided, however*, that the Company will not take any action or file any form that would cause its securities to be de-registered;

(iii) To furnish Shareholders promptly upon request a written statement by SVXA as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and the Exchange Act, and a copy of the most recent annual or quarterly report of SVXA, and such other reports and documents of SVXA as Shareholders may reasonably request in availing itself of any rule or regulation of the Commission allowing Shareholders to sell any such securities without registration; and

(iv) To cause its securities counsel to furnish the SVXA's transfer agent on or promptly after February 16, 2007 (and in no event after February 25, 2007) a legal opinion in customary form and based upon customary assumptions (including, without limitation, an assumption that the proposed sale is being made in a broker's transaction and the sale does not exceed volume limitations of Rule 144) to the effect that the sale by Shareholders of the January Shares is permitted pursuant to Rule 144.

(v) In the event of a material breach by SEAI of any of the Rule 144 covenants in this paragraph 2.E, or any of the other covenants of this Agreement, Shareholders reserve the right to seek to hold the SEAI liable for damages established to have been caused thereby, including by the filing of a Motion to Enforce Settlement Agreement in the Florida Court that reserves jurisdiction to enforce the Settlement Agreement; provided that SEAI reserves all rights but does acknowledge the Florida Court would have venue and jurisdiction to adjudicate such claims. In the event of a material breach by Shareholders of any of the covenants of this Agreement, SEAI reserves the right to seek to hold the Shareholders liable for damages established to have been caused thereby, including by the filing of a Motion to Enforce Settlement Agreement in the Florida Court that reserves jurisdiction to enforce the Settlement Agreement; provided that Shareholders reserve all rights but do acknowledge the Florida Court would have venue and jurisdiction to adjudicate such claims. This provision is cumulative and does not limit any of the Parties' rights with

respect to any other form of relief to which they are entitled in the event of a breach of this Agreement by another party hereto.

F. The Stock Escrow Agent will be required to deliver any and all shares purchased by SVXA pursuant to the buy back right and/or the right of first refusal set forth in this paragraph 2 to SVXA's offices at 503 Washington Ave, Suite 2D, Newtown, PA 18940 in accordance with paragraph 4 of the Escrow Agreement.

3. Miscellaneous.

(a) Entire Agreement: Amendment. This Agreement contains the entire agreement of the Parties hereto and supersedes any prior communications, understandings and agreements between the Parties with respect to the subject hereof. This Agreement may not be modified or amended, nor may any of its provisions be waived, except by a writing signed by both parties hereto.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflict of laws provisions.

(c) Court Approval of Settlement. Simultaneously with the execution of this Agreement, which is required to be accepted and signed by both parties no later than close of business on June 30, 2006, the parties have executed a Settlement Agreement that calls for Shareholders to seek the entry of a Final Order Confirming Arbitration Decree that includes a reservation of jurisdiction to enforce the Settlement Agreement which incorporate this Agreement. The intent of the parties is for the Court to reserve jurisdiction to enforce the Settlement Agreement, which includes this Agreement. By agreeing to this reservation of jurisdiction, the parties are empowering the Court to insure that the covenants in the Settlement Agreement, which includes this Agreement, are carried out.

(d) Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of any alleged dispute, breach, default, misrepresentation or fraud in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees and other costs incurred, including expert witness fees, in that action or proceeding, in addition to any other relief to which it or they may be entitled.

(e) Waiver. The failure of either Party at any time to require performance by the other of any provisions hereunder shall not affect its rights thereafter to enforce the same, nor shall a waiver by either Party or any breach of any provision hereof constitute a waiver of any other breach of any term or provision of this Agreement. No extension of time for the

performance of any obligation or act shall be deemed to be an extension of time for the performance of other obligations or acts hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts, or by facsimile, each of which shall be an original but which counterparts together shall constitute one and the same agreement.

(g) Binding Effect. This Agreement shall be binding upon the Parties hereto, their heirs, legal representatives and successors, and shall be binding on assigns permitted under this Agreement (who must agree to be bound by this Agreement). Any purported assignment of this Agreement not in compliance with this section shall be null and void and of no effect. The Shareholders cannot at any time sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the October Shares or the January Shares except in accordance with this Agreement; and the Shareholders acknowledge and agree that what the Shareholders cannot do themselves under this Agreement, they cannot accomplish through any agents or assigns, or by any means directly or indirectly.

(h) Authority. The Shareholders and SEAI have the full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Shareholders and SEAI of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required action on behalf of the Shareholders and SEAI. This Agreement has been duly and validly executed and delivered by the Shareholders and SEAI and constitutes a legal, valid and binding obligation of the Shareholders and SEAI, enforceable against the Shareholders and SEAI.

(i) Headings. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of the provisions of this Agreement.

(j) Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law. But if any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect under applicable law or rule, such invalidity, illegality or unenforceability will not effect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(k) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered by facsimile, in person via overnight delivery, or sent by prepaid first class registered or certified mail, return receipt to the following addresses (unless timely notice of change of address is provided):

SVXA
503 Washington Avenue, Suite 2D
Newton, PA 18940
Phone: 215-675-5103
Fax: 215-860-3501

KMA Capital Partners, Inc.
7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 270-675-5103

James Jenkins
7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 407-226-1096

Charles Giannetto
7658 Municipal Drive
Orlando, FL 32819
Phone: 407-370-4300
Fax: 270-675-5103

Stock Escrow Agent:
T. Todd Pittenger, Esquire
Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
215 North Eola Drive
Orlando, Florida 32801
Phone: 407-843-4600
Fax: 407-843-4444

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have executed this Agreement.

KMA
KMA Capital Partners, Inc.:

By: ______________________

Ellen M. Salisbury
Its: CEO

KMA Capital Partners, Ltd.:

By: ______________________

Ellen M. Salisbury
Its: CEO

Giannetto

By: ______________________

Charles Giannetto

Jenkins

By: ______________________
James E. Jenkins

SVXA
Sovereign Exploration Associates International, Inc.

By: ______________________
Robert D. Baca
Its:

KMA
KMA Capital Partners, Inc.:

By: ______________________

~~Ellen M. Salisbury~~ C. DOUGLAS CALAWAY
Its: ~~CEO~~ PRESIDENT

KMA Capital Partners, Ltd.:

By: ______________________

Ellen M. Salisbury
Its: CEO

Giannetto

By: ______________________

Charles Giannetto

Jenkins

By: ______________________

James E. Jenkins

SVXA
Sovereign Exploration Associates International, Inc.

By: ______________________

Robert D. Baca
Its:

KMA
KMA Capital Partners, Inc.:

By: ______________________________

Ellen M. Salisbury
Its: CEO

KMA Capital Partners, Ltd.:

By: ______________________________

Ellen M. Salisbury
Its: CEO

Giannetto

By: ______________________________

Charles Giannetto

Jenkins

By: ______________________________
James E. Jenkins

SVXA
Sovereign Exploration Associates International, Inc.

By: ______________________________

Robert D. Baca
Its: